UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2003

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release dated May 27, 2003.

Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations and Financial Condition)

On May 27, 2003, Gottschalks Inc. (the "Company") issued a press release announcing the Company's financial results for the thirteen week period ended May 3, 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

In accordance with SEC Release No. 33-8216, the information in this Form 8-K and the exhibit attached hereto are being furnished under Item 9 rather than under Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc. (Registrant)

May 29, 2003	By: /s/ James R. Famalette James R. Famalette President and Chief Executive Officer

May 29, 2003	By: /s/ Michael S. Geele Michael S. Geele Senior Vice President and Chief Financial Officer